UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2021
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Zuora, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38451	20-5530976
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Redwood Shores Parkway, Redwood City, California	94065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 976-9056

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ZUO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2021, Jennifer Pileggi informed Zuora, Inc. (“Zuora”) of her intention to retire from her position as Senior Vice President, General Counsel and Corporate Secretary, effective as of February 11, 2022. Zuora is conducting a search for her replacement.

On November 16, 2021, Ms. Pileggi and Zuora entered into a letter agreement (the “Transition Agreement”) pursuant to which Ms. Pileggi will remain employed with Zuora as a non-officer employee in an advisory role reporting to Zuora’s Chief Executive Officer from February 12, 2022 to May 1, 2022 (the “Transition Period”) and thereafter will provide advisory services as a consultant from May 2, 2022 to July 31, 2022 (the “Consulting Period”). Under the terms of the Transition Agreement, during the Transition Period, Ms. Pileggi will (i) continue to receive base salary at her current annual rate, (ii) participate in Zuora’s health and benefit plans, (iii) vest with respect to outstanding equity awards held by her, and (iv) be eligible to receive a bonus payout under Zuora’s Cash Incentive Plan for the period ending January 31, 2022 (“FY22”) (including any true-up or true-down payment under such plan for FY22), but not for future periods. In addition, during the Consulting Period, Ms. Pileggi will provide consulting services at the direction of Zuora’s Chief Executive Officer at a rate of $250 per hour. The Transition Agreement contains a customary release of claims in favor of Zuora. The foregoing description of the Transition Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the complete text of the Transition Agreement, a copy of which Zuora expects to file with its Annual Report on Form 10-K for the fiscal year ending January 31, 2022, and upon filing will be incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZUORA, INC.
(Registrant)

Dated: November 17, 2021	By:	/s/ Todd McElhatton
Todd McElhatton
Chief Financial Officer